Confidential portions of this document indicated by "*****" have been omitted and filed separately with the Commission

FEATHERLITE
MFG., INC.
                                                            CORPORATE OFFICE



May 1, 1998



Via Fax:  715-453-7424



Herb Grubbs
Tifton Aluminum Co., Inc.
P.O. Box 88
250 Southwell Blvd.
Tifton, GA 31793

Dear Herb:

This letter is to authorize Tifton Aluminum Co., Inc. to purchase ***** lbs. of aluminum extrusion at $***** per pound for equal shipments of ***** lbs. per month starting January 1, 1999 through July 31, 1999.

Sincerely,


Gary Ihrke
Vice President of Operations

GI/ml